Exhibit 10.4
EXHIBIT C-1
U.S. REVOLVING CREDIT NOTE

$	, 20
FOR VALUE RECEIVED, each of the undersigned, FORTEGRA FINANCIAL CORPORATION, LOTS INTERMEDIATE CO. and THE FORTEGRA GROUP, INC. (collectively, the “Borrowers”), hereby unconditionally promise to pay to ____________________________ (the “Lender”) or its registered assigns, on the Revolving Credit Maturity Date of the hereinafter defined Credit Agreement, at the principal office of Fifth Third Bank, National Association, as Administrative Agent, in Cincinnati, Ohio (or such other location as the Administrative Agent may designate to the Borrowers), in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all U.S. Revolving Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each U.S. Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.
This U.S. Revolving Credit Note (this “Note”) is one of the U.S. Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement dated as of [____], 2022, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto, and Fifth Third Bank, National Association, as Administrative Agent and Issuing Lender (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law provisions.
[This Note constitutes the renewal, in part, of that certain [Revolving Credit Note] in the principal amount of $[______], dated [_____] (the “Existing Note”), executed and delivered by the Borrowers to the Lender. This Note is given in substitution and exchange for, but not in satisfaction of, the Existing Note.]
Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrowers hereby waive demand, presentment, protest or notice of any kind hereunder.
IN WITNESS WHEREOF, Borrowers have caused this U.S. Revolving Credit Note to be duly executed as of the date first written above.

BORROWERS:

FORTEGRA FINANCIAL CORPORATION,
a Delaware corporation

By:
Name:
Title:

LOTS INTERMEDIATE CO.,
a Delaware corporation

By:
Name:
Title:

THE FORTEGRA GROUP, INC.,
a Delaware corporation

By:
Name:
Title:
[Signature Page to U.S. Revolving Credit Note (___________)]